SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 August 14, 1998





                           SISTERSVILLE BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                         0-22535               31-1515424
----------------------------        --------------     -------------------------
(State or other jurisdiction        (SEC File No.)          (IRS Employer
     of incorporation)                                      Identification
                                                                Number)




726 Wells Street, Sistersville, West Virginia                  26175
---------------------------------------------         --------------------------
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code:(304) 652-3671
                                                   --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On August 11, 1998, the Registrant announced that it had received the necessary regulatory and Board approval to initiate a repurchase of 4% or 26,457 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The Registrant announced that the repurchases would be used to fund the restricted stock plan of the Registrant.

         On August 14, 1998, the Registrant announced that it had completed the repurchase of 26,457 shares or 4% of its outstanding common stock in the open market pursuant to the stock repurchase program originally announced by the Registrant on August 11, 1998. The Registrant currently has 628,357 shares of common stock outstanding.

         For further details, reference is made to the Press Releases dated August 11, 1998 and August 14, 1998, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99.1 -- Press Release dated August 11, 1998.
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Exhibit 99.2 -- Press Release dated August 14, 1998.
------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           SISTERSVILLE BANCORP, INC.



Date: August 14, 1998                      By:  /s/Stanley M. Kiser
     -----------------------                   ---------------------------------
                                                Stanley M. Kiser
                                                President and Chief
                                                Executive Officer